UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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McDermott International, Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 6, 2011. Meeting Information MCDERMOTT INTERNATIONAL, INC. Meeting Type: Annual Meeting Date: May 6, 2011 Time: 3:00 p.m. local time For holders as of: March 7, 2011 Location: Intercontinental Miramar Hotel Miramar Plaza, Balboa Avenue Panama City, Panama You are receiving this communication because you hold shares in the above named company. MCDERMOTT INTERNATIONAL, INC. 757 N. ELDRIDGE PKWY This is not a ballot. You cannot use this notice to vote HOUSTON, TX 77079 these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain M32528-P06575 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 24, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 5, 2011 (May 3, 2011 for participants in McDermott’s Thrift Plan). Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. M32529-P06575 Vote By Mail or Telephone: You can vote by mail or telephone by requesting a paper copy of the materials, which will include a proxy card with further instructions.

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) John F. Bookout, III 05) D. Bradley McWilliams 02) Roger A. Brown 06) Thomas C. Schievelbein 03) Stephen G. Hanks 07) Mary Shafer-Malicki 04) Stephen M. Johnson 08) David A. Trice The Board of Directors recommends you vote FOR the following proposal: 2. Advisory vote on executive compensation. The Board of Directors recommends you vote 1 YEAR on the following proposal: 3. Advisory vote to determine the frequency with which to hold advisory votes on executive compensation. The Board of Directors recommends you vote FOR the following proposals: 4. Approval of our Executive Incentive Compensation Plan for tax deductibility reasons. 5. Ratification of appointment of McDermott’s independent registered public accounting firm for the year ending December 31, 2011. M32530-P06575 M32531-P06575